SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[ ]   Preliminary proxy statement          [ ]  Confidential, for use of the
                                                Commission only (as permitted by
[X]   Definitive proxy statement                Rule 14a-6(e)(2))

[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           K-V Pharmaceutical Company
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1)  Title to each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)  Proposed maximum aggregate value of transaction:

         5)  Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                                   [KV LOGO]

                           K-V PHARMACEUTICAL COMPANY

                             2503 SOUTH HANLEY ROAD
                           ST. LOUIS, MISSOURI 63144

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 1, 1999

                                                            St. Louis, Missouri
                                                            June 11, 1999

         The Annual Meeting of Shareholders of K-V Pharmaceutical Company will be held on Thursday, July 1, 1999, at 9:00 A.M., Central Daylight Saving Time, at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

         1. To elect one Class A director, to hold office for three years; and

         2. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on May 4, 1999, will be entitled to vote at the meeting or at any adjournment or adjournments thereof. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the annual meeting will be open to the examination of any shareholder, for any purpose germane to the annual meeting, for 10 days prior to the date thereof, at the office of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144.

         A copy of the 1999 Annual Report to Shareholders is enclosed.

                       By Order of the Board of Directors

                           ALAN G. JOHNSON, Secretary

         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           K-V PHARMACEUTICAL COMPANY

                             2503 SOUTH HANLEY ROAD
                           ST. LOUIS, MISSOURI 63144

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of K-V Pharmaceutical Company (the "Company"). Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wish. If no election is made in the proxy the Company receives from you, your proxy will be voted for the nominee for director named in this proxy statement. This proxy statement and form of proxy were first mailed to shareholders on or about June 11, 1999.

                              REVOCATION OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing, provided that your notice of revocation is actually received by the Secretary prior to the voting of the proxy.

                                  RECORD DATE

         Shareholders of record at the close of business on May 4, 1999, will be entitled to vote at the meeting.

                       ACTION TO BE TAKEN UNDER THE PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Victor M. Hermelin and Marc S. Hermelin, or the one of them who acts, will vote:

         1. FOR the election of Marc S. Hermelin, as the Class A director of the Company, to hold office for three years and until his successor has been duly elected and qualified; and

         2. In their discretion on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Marc S. Hermelin is presently a director. Should the nominee become unavailable or decline to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause the nominee to be unavailable for election or to decline to serve.

             SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

         On May 4, 1999, there were 11,889,604 shares of Class A Common Stock ("Class A Stock") outstanding and 6,360,215 shares of Class B Common Stock ("Class B Stock") outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Stock is entitled to one-twentieth of one vote (or 594,480 votes if all outstanding shares of Class A Stock are voted), and each share of Class B Stock is entitled to one vote on all matters to come before the Annual Meeting.

         Under applicable state law and the provisions of the Company's Certificate of Incorporation and By-laws: (i) the vote required for the election of a director is a plurality of the votes of the issued and outstanding shares of Class A Stock and Class B Stock, as a single class, present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors, and (ii) the vote required for other matters that may come before the meeting is the affirmative vote of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at a meeting of stockholders and entitled to vote. In all voting, each share of Class A Stock has one-twentieth of one vote and each share of Class B Stock has one vote, and votes representing Class A Stock and Class B Stock vote as a single class.

         Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers who are members of the New York Stock Exchange or the American Stock Exchange are permitted to vote proxies of any client in their own discretion as to the non-contested election of directors if the client has not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes on matters on which they are not voted are referred to as "broker non-votes." With respect to most votes by shareholders, shares represented by broker non-votes will be counted for purposes of determining whether there is a quorum, but not in determining the number of shares necessary for approval of a proposal.

         However, when shareholders are requested to vote on certain other matters, in determining whether such a proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against the proposal.

         Based on the above: (a) abstentions from voting and broker non-votes on the issue of the election of directors will operate as neither a vote for nor a vote against any nominee; and (b) abstentions from voting and broker non-votes on any other proposal that may come before the meeting could have either no effect on the outcome of the vote or could operate as a vote against the proposal, depending on the nature of the proposal and vote required for its passage.

         Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

         The following table lists all shares of Class A Stock and Class B Stock owned at May 4, 1999, by each person known to the Company to own beneficially 5% or more of its shares of either Class A Stock or Class B Stock, by each of the Company's directors who is a shareholder, and by all directors and executive officers as a group. Except as indicated by the footnotes following the table, each person listed has sole voting and investment power over the shares listed opposite the person's name:

                                   AMOUNT OF                        AMOUNT OF
                                   BENEFICIAL                       BENEFICIAL
                                   OWNERSHIP--                      OWNERSHIP--
                                    CLASS A        PERCENT OF        CLASS B        PERCENT OF
          NAME AND ADDRESS          STOCK(a)        CLASS(b)         STOCK(a)        CLASS(b)
          ----------------        -----------      ----------      -----------      ----------
Lawrence Brody,                    2,757,468(c)       23.2%          2,877,468(c)     43.1%
Minnette Hermelin and
Marc S. Hermelin Trustees
  One Metropolitan Square
  St. Louis, Missouri 63101

Minnette Hermelin                     13,218(d)         *               13,218(d)       *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Marc S. Hermelin                      59,638(e)         *              416,340(e)      6.2%
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Alan G. Johnson                      224,250(f)        1.9%            219,750(f)      3.3%
  7732 Forsyth Blvd.
  20th Floor
  St. Louis, Missouri 63105

Victor M. Hermelin                     7,043            *              143,800         2.2%
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Garnet E. Peck, Ph.D.                     --            *                7,500          *
  1336 Robert E. Heine
    Pharmacy Building
  West Lafayette, Indiana 47907

Norman D. Schellenger                     --            *                1,500          *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Raymond F. Chiostri                   24,000            *               24,000          *
  2503 S. Hanley Road
St. Louis, Missouri 63144

Mitchell I. Kirschner                 22,500(g)         *               40,500(g)       *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

Gerald R. Mitchell                    29,213            *               29,213          *
  2503 S. Hanley Road
  St. Louis, Missouri 63144

All current directors and          3,124,112(h)       26.2%          3,760,071(h)     56.4%
  executive officers as
  a group (8 individuals)

                                       3

-------------

*    Less than one percent

(a) Includes the following shares which were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after the date of this Proxy Statement:


                                                SHARES OF      SHARES OF
                                                 CLASS A        CLASS B
                                               COMMON STOCK   COMMON STOCK
                                               ------------   ------------

 Marc S. Hermelin........................          -0-         180,000
 Victor M. Hermelin......................          -0-          95,000
 Alan G. Johnson.........................        1,500             -0-
 Garnet E. Peck, Ph.D....................          -0-           7,500
 Raymond F. Chiostri.....................          -0-             -0-
 Mitchell I. Kirschner...................          -0-          18,000
 Gerald R. Mitchell......................        8,513           8,513
 Norman D. Schellenger...................          -0-           1,500


(b) In determining the percentages of shares deemed beneficially owned by each director and officer and by all directors and officers as a group, the exercise of all options held by each person which are currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement is assumed. For such purposes, 11,899,617 shares of Class A Common Stock and 6,670,728 shares of Class B Common Stock are deemed to be outstanding.

(c) These shares are held in four irrevocable trusts created by another party, the beneficiaries of which are Arnold L. Hermelin (as to 885,500 shares of Class A Common Stock and 925,500 shares of Class B Common Stock), Anne S. Kirschner (as to 883,250 shares of Class A Common Stock and 923,250 shares of Class B Common Stock), Marc S. Hermelin (as to 574,218 shares each of Class A Common Stock and Class B Common Stock), and Minnette Hermelin, the mother of the other three beneficiaries (as to 414,500 shares of Class A Common Stock and 454,500 shares of Class B Common Stock).

(d) Does not include 2,757,468 shares each of Class A Common Stock and 2,877,468 shares of Class B Common Stock referred to in footnote (c), over which Minnette Hermelin shares voting and investment power as one of three trustees.

(e) Does not include 176,250 shares each of Class A Common Stock and Class B Common Stock held by Alan G. Johnson as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin, who has no voting or investment power over such shares. Also does not include 2,757,468 shares of Class A Common Stock and 2,877,468 shares of Class B Common Stock held in irrevocable trusts created by another party referred to in footnote (c), over which Marc S. Hermelin is one of three trustees who shares voting and investment power.

(f) Includes 176,250 shares each of Class A Common Stock and Class B Common Stock held as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin.

(g) Does not include 883,250 shares of Class A Common Stock and 923,250 shares of Class B Common Stock referred to in footnote (c), which are held by an irrevocable trust in favor of Anne S. Kirschner, wife of Mitchell I. Kirschner. Neither Mitchell I. Kirschner nor Anne S. Kirschner holds any voting or investment power over such shares.

(h) All of such shares are owned, or represented by shares purchasable as set forth in footnote (a), solely by such persons.


         Although 11,889,604 shares of the Class A Stock were outstanding as of May 4, 1999, holders of the 241,000 outstanding shares of the 7% Preferred Stock have the current right to convert such shares into 903,750 shares of Class A Common Stock, each of which will entitle the holder thereof to one-twentieth (1/20) vote on all matters to be voted upon by stockholders. Each share of 7% Preferred Stock is convertible into Class A Common Stock at a conversion price of $6.67 per share. If all such shares of Class A Common Stock were issued, the aggregate voting power thereof would be equivalent to the voting power of 45,187 shares of Class B Common Stock.

         In addition, all holders of Class B Common Stock have the right, at any time, to convert their Class B Common Stock into Class A Common Stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Common Stock were converted into Class A Common Stock, 19,153,569 shares of Class A Common Stock would be outstanding and each person included in the previous table would hold the number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock listed in the table plus the number of shares of Class A Common Stock listed in the table.

                    PROPOSAL 1--ELECTION OF CLASS A DIRECTOR
                       INFORMATION CONCERNING NOMINEE AND
                         DIRECTORS CONTINUING IN OFFICE

         The following table lists, for the nominee for director for a term expiring at the annual meeting in 2002, and for present directors continuing in office, each such person's principal occupation for at least the past five years, each person's present position with the Company, the year in which each was first elected as a director, each person's age and each person's directorships with other companies whose securities are registered with the Securities and Exchange Commission:

                              SERVICE
                               AS A                 OCCUPATION; POSITION
                              DIRECTOR                WITH COMPANY; AGE;
   NAME                        SINCE                 OTHER DIRECTORSHIPS
   ----                      --------               --------------------

CLASS A NOMINEE--
  (term expires in 2002)

Marc S. Hermelin(a)........... 1973   Vice Chairman  of the Board of the Company
                                      since 1974;  Chief Executive  Officer from
                                      1975 to February  1994 and since  December
                                      1994;   Director  and  Vice  President  of
                                      Particle  Dynamics,  Inc.  since 1974; Age
                                      57.

CLASS B DIRECTORS--
  (terms expire in 2000)

Victor M. Hermelin(a)......... 1946   Chairman of the Board of the Company since
                                      1972; Treasurer of the Company since 1971;
                                      Director  and Vice  President  of Particle
                                      Dynamics, Inc. since 1974; Age 85.

Alan G. Johnson(b)............ 1976   Director  and  Secretary of  the  Company;
                                      Chairman and Chief Executive Officer since
                                      January 1999 of Pauli Johnson  Capital and
                                      Research Inc., an investment banking firm;
                                      Attorney  at Law and prior to  January  1,
                                      1999,  member  for more than the  previous
                                      five  years  in the law  firm  of  Gallop,
                                      Johnson   &   Neuman,    L.C.,   and   its
                                      predecessor, St. Louis, Missouri; Director
                                      of  Particle  Dynamics,  Inc.  since 1977;
                                      Director of ETHEX  Corporation since 1990;
                                      Director  of  Ther-Rx   Corporation  since
                                      1998; Director of Siboney Corporation; Age
                                      64.

CLASS C DIRECTOR--
  (term expires in 2001)

Garnet E. Peck, Ph.D...........1994   Director; Professor of Industrial Pharmacy
                                      and  Director of the  Industrial  Pharmacy
                                      Laboratory  of  Purdue   University  since
                                      1975;  member  of the  faculty  of  Purdue
                                      University since 1967; Age 69.

Norman D. Schellenger..........1998   Director; Retired since 1997; President of
                                      Whitby  Pharmaceuticals  1992 to 1997; Age
                                      67.

------------

(a) Victor M. Hermelin is the father of Marc S. Hermelin and the father-in-law of Mitchell I. Kirschner, Vice President--New Business Development.

(b) Until December 31, 1998, Alan G. Johnson was a member of the law firm serving as corporate counsel to the Company. See "TRANSACTIONS WITH ISSUER" for further information.


                   INFORMATION CONCERNING BOARD OF DIRECTORS

         During fiscal 1999, the Board of Directors held one formal meeting and took action by unanimous written consent on various occasions.

         The Company has a standing Stock Option Committee of the Board of Directors consisting of Directors Alan G. Johnson and Garnet E. Peck, Ph.D. The duties of the Stock Option Committee are to determine the individuals to whom options are to be granted and the terms and provisions of such options under all stock option plans of the Company. The Company's Director of Human Resources is an advisor to this Committee. This Committee took action by unanimous written consent on various occasions during fiscal 1999 but had no formal meetings.

         The Company has a standing Audit Committee of the Board of Directors consisting of Director Garnet E. Peck, Ph.D. The duties of the Audit Committee include assisting the Board of Directors in fulfilling its responsibility for the Company's accounting and financial reporting practices and facilitating communications between the Board of Directors and the Company's independent public accountants. This committee held two formal meetings in fiscal 1999.

         The full Board of Directors acts as a Compensation Committee, acting upon the recommendation of a committee consisting of the Vice Chairman, Vice President - Finance and Director of Compensation and Benefits.

         Directors Garnet E. Peck, Ph.D. and Norman Schellenger receive $1,000 each per day for attending each meeting of the Board of Directors, plus reimbursement of related expenses. No other director received any remuneration in fiscal 1999 for service as a director.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company or written representations that no Form 5 reports were required to be filed, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 1999, except that the initial report for Director Norman D. Schellenger on Form 3 was not filed in a timely manner.

                             EXECUTIVE COMPENSATION

         The following table reflects compensation paid or payable by the Company and its subsidiary for fiscal years ended March 31, 1997, 1998 and 1999, to the Company's Chief Executive Officer and the four other most highly compensated executive officers whose combined salary and bonus earned in fiscal 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                ANNUAL COMPENSATION
                                                  ------------------------------------------------
                                                                                      ALL OTHER
                                                                                     COMPENSATION
NAME AND PRINCIPAL POSITION            YEAR       SALARY ($)        BONUS ($)          ($)(1)
---------------------------            ----       ----------        ---------        ------------
Marc S. Hermelin                       1999        705,013         986,429(2)          147,342
Vice Chairman of the Board             1998        676,990         610,800(3)          133,169
and Chief Executive Officer            1997        621,958         296,534(3)           79,626

Raymond F. Chiostri                    1999        255,088              --               7,284
President and Chief Executive          1998        256,727           3,000               4,166
Officer of Particle Dynamics, Inc.     1997        247,242           7,954              23,582

Mitchell I. Kirschner                  1999        202,781          30,000               5,457
Vice President, New                    1998        202,626              --               3,951
Business Development                   1997        193,910              --               7,319

Victor M. Hermelin                     1999        187,503          75,000                  --
Chairman of the Board                  1998        184,804          40,000                  --
and Treasurer                          1997        181,740              --                  --

Gerald R. Mitchell                     1999        155,359          25,000               5,475
Vice President, Finance                1998        146,669          25,000               4,017
                                       1997        146,715              --               1,785


------------

(1) Consists of Company contributions to the Company's profit sharing plan and 401(k) plan, and vacation earned, but not taken, and paid; which was previously classified as salary in 1997.

(2) $57,000 of this amount was paid in the form of Class B Stock options, which were elected to be taken in lieu of earned incentive cash compensation.

(3)  $316,000  of this  amount  was paid in the  form of Class B Stock  options,
     which  were  elected  to  be  taken  in  lieu  of  earned   incentive  cash
     compensation.

(3)  $114,300  of this  amount  was paid in the  form of Class B Stock  options,
     which  were  elected  to  be  taken  in  lieu  of  earned   incentive  cash
     compensation.


                        INFORMATION AS TO STOCK OPTIONS

                              [UPDATE FOR FY 1999]

         The following table lists the options to acquire Class B Stock issued during fiscal 1999 to the persons named in the Summary Compensation Table. No options to acquire Class A Stock were issued to persons named in the Summary Compensation Table during fiscal 1999.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                (CLASS B STOCK)

                                INDIVIDUAL GRANTS
                           ----------------------------
                                   PERCENT OF
                            NUMBER OF TOTAL EXERCISE
                           SECURITIES OPTIONS/SARS OF
                            UNDERLYING      GRANTED TO       BASE                       GRANT DATE
                           OPTIONS/SARS    EMPLOYEES IN     PRICE      EXPIRATION        PRESENT
NAME                       GRANTED (#)     FISCAL YEAR      ($/SH)        DATE           VALUE(1)
----                       ------------    ------------    --------    ----------       ----------
Marc S. Hermelin.........    75,000            64%          15.400     3/31/2004         105,525
Victor M. Hermelin.......    25,000            21%          15.400     3/31/2004          35,175
Norman D. Schellenger....     7,500             6%          14.000     3/31/2004          12,007



------------

(1) These estimates of value were developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the Corporation's Common Stock. The estimate was developed using the Black-Scholes option pricing model (as provided by Instruction 9 to Rule 402 of Regulation S-K governing disclosures regarding options) incorporating the following assumptions: Volatility of .384 and dividend yield of 0%, both based on actual history since 1991 for the underlying Common Stock; risk-free rate of return of 5.12% based on a five-year treasury rate and time of exercise of 5 years, being the term of the option grants. In addition, the model assumed a 47.5% discount for lack of marketability.


         The following tables list the value as of the end of fiscal 1999 of options held by the persons listed in the Summary Compensation Table to acquire shares of Class A Stock and Class B Stock:

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND

                FISCAL YEAR-END OPTION/SAR VALUES (CLASS A STOCK)

                                                                                    VALUE OF
                                                             NUMBER OF             UNEXERCISED
                                                            UNEXERCISED           IN-THE-MONEY
                                                          OPTIONS/SARS AT        OPTIONS/SARS AT
                                                          FISCAL YEAR-END        FISCAL YEAR-END
                                                                (#)                    ($)
                             SHARES                       ---------------        ---------------
                          ACQUIRED ON        VALUE         EXERCISABLE/           EXERCISABLE/
          NAME            EXERCISE (#)    REALIZED ($)     UNEXERCISABLE          UNEXERCISABLE
          ----            ------------    ------------     -------------          -------------
Raymond F. Chiostri.....      5,250          56,280              --                    --
Gerald R. Mitchell......        --             --            8,513/5,287          81,616/30,120


             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND

                FISCAL YEAR-END OPTION/SAR VALUES (CLASS B STOCK)

                                                                                    VALUE OF
                                                             NUMBER OF             UNEXERCISED
                                                            UNEXERCISED           IN-THE-MONEY
                                                          OPTIONS/SARS AT        OPTIONS/SARS AT
                                                          FISCAL YEAR-END        FISCAL YEAR-END
                                                                (#)                    ($)
                             SHARES                       ---------------        ---------------
                          ACQUIRED ON        VALUE         EXERCISABLE/           EXERCISABLE/
          NAME            EXERCISE (#)    REALIZED ($)     UNEXERCISABLE          UNEXERCISABLE
          ----            ------------    ------------     -------------          -------------
Marc S. Hermelin........     23,406         241,761         231,594/120,000      1,647,208/270,450
Raymond F. Chiostri.....      5,250          56,199               --                     --
Mitchell I. Kirschner...       --              --            18,000/12,000          88,460/65,640
Victor M. Hermelin......     30,000         242,400          95,000/42,500         747,900/315,000
Gerald R. Mitchell......     --              --               8,513/5,287           77,193/27,286


             REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

OVERVIEW

         The Company's executive compensation policy is to provide compensation and benefit programs to enable it to attract and retain talented key employees, and to encourage the enhancement of shareholder value by providing incentives for corporate performance and individual performance, in terms of current achievements as well as significant initiatives with long-term implications.

         Decisions on compensation of the Company's executive officers are made by the Board of Directors, with any member who is an executive officer abstaining from the discussion and vote relating to his own compensation. The full Board serves as a compensation committee, acting upon recommendations of a committee consisting of the Vice Chairman, Vice President - Finance and Director of Compensation and Benefits.

         The Company's executive compensation program is based upon experience, tenure and a pay-for-performance philosophy. The key components of executive officer compensation are: (1) salary, which is based on the individual's overall experience, Company tenure, level of responsibility, and the general and industry-specific business environment; (2) cash bonus awards, which are based on individual performance and the performance of the Company, measured in terms of the attainment of both defined and general objectives, and (3) stock option grants, intended to align management's interest in the Company's long-term success with the interests of the Company's stockholders. The size of individual awards is dependent upon the executive officer's position, salary, number of vested options, and both past and expected future contributions to the Company. The Board applies the above-described criteria to each executive officer subjectively, based upon the Board's perception of each executive officer's performance and value to the Company.

EXECUTIVE BENEFITS

         In order to provide a competitively attractive package to secure and retain executive officers, the Company supplements standard benefits packages offered to all employees with appropriate executive benefits, sometimes including car allowances, additional insurance coverage and appropriate expense reimbursements.

CHIEF EXECUTIVE OFFICER

         Under an agreement  commencing in 1996 and expiring in March 2002, Marc
S. Hermelin, Vice Chairman and Chief Executive Officer until February 1994 and since December 1994, received base compensation of $593,068, increasing annually by the greater of the consumer price index (CPI) increase or 8%. The agreement provides life insurance with an annual premium of $24,000. Mr. Hermelin is insured under an additional policy for which the premium is loaned by the Company, to be repaid out of policy proceeds. In addition, Mr. Hermelin is entitled to receive an incentive bonus decreasing from 7% to 4% of net income based on a formula related to the Company exceeding certain net income levels.

         In the event of voluntary termination of full-time employment prior to age 65, Mr. Hermelin's agreement provides for a consulting arrangement, whereby he would provide a minimum number of hours of consulting services to the Company in return for 50% of his base salary and/or bonus or additional payments for services in excess of the minimum. Upon retirement or death after age 55, the agreement provides for consulting payments of 30% of average base salary/bonus and retirement benefits of 30% of base salary, adjusted annually by the greater of CPI or 8% for a minimum of 10 years or life. In the event of his termination, other than by death or disability, the agreement provides for payment of an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary. In the event of a change of control, Mr. Hermelin could receive the above payment or elect a lump sum cash payment of 2 1/2 times his base salary, acceleration of stock options, and employee benefits for 30 months. The Company has secured its obligations to Mr. Hermelin as required by the agreement.

OTHER OFFICERS

         Consistent with the Board's executive compensation program: (a) Mitchell I. Kirschner receives a base salary and an incentive bonus based upon performance; (b) Gerald R. Mitchell has an employment agreement (extending from year to year) establishing base levels of compensation, and subject to normal compensation reviews; and (c) Raymond F. Chiostri has an employment agreement (through March 31, 2000, with automatic renewal for successive two year periods) providing base compensation based on performance.

COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation of over $1 million paid to the chief executive officer and any one of the four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met. Based on regulations issued by the Internal Revenue Service, the Company has taken the necessary actions to ensure deductibility of performance-based compensation paid to such officers.

                      Submitted by the Board of Directors:

        Marc S. Hermelin                        Victor M. Hermelin
        Alan G. Johnson                         Garnet E. Peck
        Norman D. Schellenger

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

         Set forth below is a line-graph presentation comparing cumulative stockholder returns for the last five fiscal years on an indexed basis with the Amex Market Value Index and the S&P Health Care (Drugs) Index, which is a nationally recognized industry standard index. The graph assumes the investment of $100 in K-V Class A and Class B Common Stock, the Amex Composite Index and the S&P Health Care (Drugs) Index on March 31, 1994, and reinvestment of all dividends. There can be no assurance that K-V's stock performance will continue into the future with the same or similar trends depicted in the graph below.

                                    [GRAPH]

--------------------------------------------------------------------------------
                                   For Fiscal Year Ended March 31
                          ------------------------------------------------
                          1995       1996       1997       1998       1999
                          ----       ----       ----       ----       ----

  K-V                      73        154        181        305        236
  AMEX MARKET VALUE       105        129        131        173        168
  S&P DRUGS INDEX         152        242        311        552        750
--------------------------------------------------------------------------------


                            TRANSACTIONS WITH ISSUER

         Prior to January 1, 1999 Alan G. Johnson, Secretary and a Director of the Company, was a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel for more than the past five years.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         BDO Seidman LLP served as the Company's independent public accountants for the fiscal year ended March 31, 1999 and has served in such capacity since May 1996. As of the date of this Proxy Statement, the process of selection of the Company's independent public accountants for the current fiscal year ending March 31, 2000 has not been completed.

         Representatives of BDO Seidman LLP are expected to be present at the annual meeting of shareholders and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

                                 ANNUAL REPORT

         The Annual Report of the Company for fiscal 1999 accompanies this notice.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

         Any shareholder who intends to submit a proposal for consideration at the 2000 Annual Meeting of Shareholders under the applicable rules of the Securities and Exchange Commission must send the proposal so that it reaches the Company's Secretary not later than February 1, 2000. All proposals should be addressed to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144.

                                 OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the annual meeting other than as set out above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.

                                 MISCELLANEOUS

         The Company will bear the cost of the solicitation of proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone or personal contact and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         Shareholders are urged to mark, sign, date and send in their proxies without delay.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES), IS AVAILABLE TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, K-V PHARMACEUTICAL COMPANY, 2503 SOUTH HANLEY ROAD, ST. LOUIS, MISSOURI 63144.

                                      ALAN G. JOHNSON
                                      Secretary

St. Louis, Missouri
June 11, 1999

                                    APPENDIX


         Page 16 of the printed proxy contains a stock performance graph. The information contained in the graph is represented in the table that immediately follows the graph.

                                    P R O X Y
                              (Class A Shareholder)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           K-V PHARMACEUTICAL COMPANY
                        1999 ANNUAL SHAREHOLDERS' MEETING


         The undersigned shareholder of Class A Common Stock of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Thursday, July 1, 1999, commencing at 8:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.       ELECTION OF DIRECTOR:


         |_|      FOR the nominee             WITHHOLD AUTHORITY        |_|
                  listed below                to vote for nominee
                                              listed below

                                MARC S. HERMELIN

2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEE UNDER PROPOSAL NO. 1.

         The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated June 1, 1999.

                                       Dated:  __________________, 1999


                                       ----------------------------------------
                                       Signature


                                       ----------------------------------------
                                       Signature


                                       ----------------------------------------
                                       Signature

                                       Please sign name(s) exactly as it appears
                                       on  this  proxy.  In the  case  of  joint
                                       holders all should sign. If executed by a
                                       corporation,  the proxy  should be signed
                                       by a duly authorized officer. If executed
                                       by a  partnership,  this proxy  should be
                                       signed   by   an   authorized    partner.
                                       Executors, administrators and trustees should so indicate when signing.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    P R O X Y
                              (Class B Shareholder)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           K-V PHARMACEUTICAL COMPANY
                        1999 ANNUAL SHAREHOLDERS' MEETING

         The undersigned shareholder of Class B Common Stock of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Founders Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Thursday, July 1, 1999, commencing at 8:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.       ELECTION OF DIRECTOR:


         |_|      FOR the nominee             WITHHOLD AUTHORITY        |_|
                  listed below                to vote for nominee
                                              listed below

                                MARC S. HERMELIN

2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEE UNDER PROPOSAL NO. 1.

         The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated June 1, 1999.


                                       Dated:  __________________, 1999



                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Signature

                                       Please sign name(s) exactly as it appears
                                       on  this  proxy.  In the  case  of  joint
                                       holders all should sign. If executed by a
                                       corporation,  the proxy  should be signed
                                       by a duly authorized officer. If executed
                                       by a  partnership,  this proxy  should be
                                       signed   by   an   authorized    partner.
                                       Executors, administrators and trustees should so indicate when signing.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. A POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.